Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of April 9, 2026, by and between OneMeta Inc., a Nevada corporation (the “Company”), and the holder identified on the signature page hereto (the “Holder” and, together with its successors and assigns that hold Registrable Securities (as defined herein) at any time, the “Holders”).

RECITALS

WHEREAS, the Company and the Holder are parties to a Warrant Purchase Agreement dated as of even date herewith (the “Purchase Agreement”), pursuant to which the Holder is acquiring a warrant evidencing the right to purchase 22,222,222 shares of Common Stock; and

WHEREAS, certain of the Company’s and the Holder’s obligations under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement by the Company and the Holder.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person. For purposes of this definition, the term “control” means, where used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

1.2 “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.3 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (b) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.4 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.5 “Excluded Registration” means (a) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan, (b) a registration relating to an SEC Rule 145 transaction, (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; (d) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered; or (e) an IPO.

1.6 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.7 “IPO” means the consummation of the Company’s first underwritten public offering of its Common Stock under the Securities Act after the date of this Agreement.

1.8 “Person” means any individual, corporation, partnership, trust, limited liability company, association, or other entity.

1.9 “Registrable Securities” means (a) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, held by the Holders from time to time and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced clause (a) above, excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.12.

1.10 “Sanctioned Party” means any Person (a) organized under the laws of, ordinarily resident in, or located in a country or territory that is the subject of comprehensive Sanctions (“Restricted Countries”), (b) 50% or more owned or controlled by the government of a Restricted Country or (c) (i) designated on a sanctioned parties list administered by the United States, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control’s Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, and Sectoral Sanctions Identification List (collectively, “Designated Parties”) or (ii) 50% or more owned or, where relevant under applicable Sanctions, controlled, individually or in the aggregate, by one or more Designated Parties, in each case only to the extent that dealings with such Person is are prohibited pursuant to applicable Sanctions.

1.11 “Sanctions” means applicable laws and regulations pertaining to trade and economic sanctions administered by the United States.

1.12 “SEC” means the Securities and Exchange Commission.

1.13 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.14 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.15 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.16 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

2.1.1. Grant of Right. The Company, upon written demand (a “Demand Notice”) of the Holder(s) of at least 51% of the Registrable Securities (“Majority Holders”), agrees to register, on one occasion, all or any portion of the Registrable Securities. On such occasion, the Company will file a registration statement with the Commission covering the Registrable Securities within 60 days after receipt of a Demand Notice and use its reasonable best efforts to have the registration statement declared effective promptly thereafter, subject to compliance with review by the Commission; provided, however, that the Company shall not be required to comply with a Demand Notice if the Company has filed a registration statement with respect to which the Holders are entitled to piggyback registration rights pursuant to Section 2.2 hereof and either: (i) the Holders have elected to participate in the offering covered by such registration statement; or (ii) if such registration statement relates to an underwritten primary offering of securities of the Company, until the offering covered by such registration statement has been withdrawn or until 30 days after such offering is consummated. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by any Holder(s) to all other registered Holders of the Registrable Securities within ten (10) days after the date of the receipt of any such Demand Notice. Notwithstanding the foregoing, any Demand Notice delivered pursuant to this Section 2.1 shall be subject to the coordination provisions set forth in Section 2.12(d), and the Company shall comply with such provisions in connection with any demand for registration made under this Agreement or the Existing RRA (as defined below).

2.1.2. Terms. The Company shall bear all fees and expenses attendant to the registration of the Registrable Securities pursuant to Section 2.1.1, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its reasonable best efforts to cause the filing required herein to become effective promptly and to qualify or register the Registrable Securities in such States as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause: (i) the Company to be obligated to register or license to do business in such State or submit to general service of process in such State; or (ii) the principal shareholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the demand right granted under Section 2.1.1 to remain effective for a period of at least twelve (12) consecutive months after the date that the registration statement is declared effective. The Holders shall only use the prospectuses provided by the Company to sell the Registrable Securities covered by such registration statement and will immediately cease to use any prospectus furnished by the Company if the Company advises the Holders that such prospectus may no longer be used due to a material misstatement or omission. Notwithstanding the provisions of this Section 2.1.2, the Holders shall be entitled to a demand registration under this Section 2.1.2 on only one (1) occasion and such demand registration right shall terminate on the fifth anniversary of the date hereof.

2.1.3. IPO. Notwithstanding anything to the contrary herein, the Company shall not be required to effect a registration pursuant to this Section 2.1 if (i) the Company has filed a registration statement on Form S-1 (or any successor form) for its IPO that has not been withdrawn and (ii) the Company is actively pursuing such IPO; provided that a Demand Notice will not be sent to the Company until the consummation or abandonment of such IPO; provided, further, that if such IPO has not been consummated or abandoned within 210 days after the Company first becomes entitled to rely on this paragraph, the Holders shall thereafter be entitled to deliver a Demand Notice and the Company shall comply with its obligations under this Section 2.1 For the avoidance of doubt, the Company shall not be entitled to rely on the foregoing deferral if it effects, is permitted to effect, or does not similarly defer a registration pursuant to a demand made by any Existing Holder (as defined below) under the Existing RRA.

2.2 “Piggy-Back” Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give the Holders notice of such registration. Upon the request of any Holder given within 20 days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of such Holder’s Registrable Securities that such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include its Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of a Holder’s Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole reasonable discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including the Holders’ Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their sole reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Holders’ Registrable Securities, which the underwriters and the Company in their sole reasonable discretion determine will not jeopardize the success of the offering. Notwithstanding the foregoing, in no event shall (a) the number of the Holders’ Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (b) the number of the Holders’ Registrable Securities included in the offering be reduced below 30% of the total number of securities included in such offering.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any of the Holders’ Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders, keep such registration statement effective for a period of up to 120 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holders refrain, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Holders’ Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to an additional 90 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to each of the Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate its disposition of its Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all of the Holders’ Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all of the Holders’ Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify the Holders, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify the Holders of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of a Holder that such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the Holders (“Selling Holder Counsel”), shall be borne and paid by the Company. All Selling Expenses relating to the Holders’ Registrable Securities registered pursuant to this Section 2 (other than the Selling Holder Counsel) shall be borne and paid by the Holders pro rata on the basis of the number of the Holder’s Registrable Securities registered on each Holder’s behalf.

2.7 Delay of Registration. The Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any of the Holders’ Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Holders, and their respective partners, members, officers, directors, and stockholders; legal counsel and accountants for the Holders; any underwriter (as defined in the Securities Act) for the Holders; and each Person, if any, who controls any of the Holders or any underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to the applicable Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each Holder (severally and not jointly) will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), and any controlling Person of any such underwriter, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and such Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holders, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, only to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) a Holder will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall any Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that any matter expressly provided for or addressed by the provisions of this Section 2.8 that is not expressly provided for or addressed by the underwriting agreement shall be controlled by the foregoing provisions.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and the Holders under this Section 2.8 shall survive the completion of any offering of the Holders’ Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement or any provision(s) of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to the Holders, so long as the applicable Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing a Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would (a) provide to such holder or prospective holder the right to include securities in any registration on other than either a pro rata basis with respect to the Holders’ Registrable Securities or on a subordinate basis after the Holders have had the opportunity to include in the registration and offering all shares of the Holders’ Registrable Securities that the Holders wish to so include or (b) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.

2.11 Termination and Suspension of Registration Rights.

(a) The right of a Holder to request inclusion of the Registrable Securities in any registration pursuant to Section 2.1, shall terminate upon the earliest to occur of:

(i) the closing of a Change in Control in which (x) the consideration received by the Holders in such Change in Control is in the form of cash and/or publicly traded securities, or (y) if the Holders receive registration rights from the acquiring company or other successor to the Company reasonably comparable to those set forth in this Section 2; and

(ii) such time after consummation of an IPO, such Holder (x) together with its respective “affiliates” (as determined under SEC Rule 144) holds less than 1% of the outstanding capital stock of the Company and (y) may immediately sell all of such Holder’s Registrable Securities under SEC Rule 144 without volume limitation, or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation, during a three-month period without registration.

(b) The right of a Holder to request inclusion of Registrable Securities in any registration pursuant to Section 2.1 shall be suspended during any time that such Holder is a Sanctioned Party.

2.12 Parity with Existing Registration Rights Agreement.

(a) The Company represents that it is party to that certain Registration Rights Agreement, dated as of October 31, 2025 (as it may be amended or otherwise modified from time to time, the “Existing RRA”), by and among the Company and the holders party thereto (the “Existing Holders”).

(b) The Company shall ensure that the registration rights granted to the Holders under this Agreement are pari passu with, and no less favorable than, the registration rights granted to the Existing Holders under the Existing RRA, including with respect to demand registration rights, piggyback registration rights, priority of inclusion, cutback provisions, expenses, and indemnification. The Company shall not amend, waive or otherwise modify the Existing RRA, or enter into any other agreement, in each case in a manner that would adversely affect the Holders or result in the Holders receiving registration rights that are not pari passu with, or are less favorable than, those of the Existing Holders.

(c) The Holders’ demand registration right provided in Section 2.1 shall be pari passu with, and not subordinate to, any demand registration rights of any other holder, including the Existing Holders.

(d) Notwithstanding anything to the contrary in this Agreement or the Existing RRA, the Company shall not honor or proceed with any demand for registration made pursuant to the Existing RRA unless the Holders are provided prompt written notice thereof and a reasonable opportunity to participate in such registration on the same terms and conditions as the Existing Holders, as if the Holders were “Holders” under the Existing RRA for purposes of such registration.

If the Company receives a Demand Notice from the Holders pursuant to this Agreement and a demand for registration from any Existing Holder pursuant to the Existing RRA, in each case at any time prior to the filing of the applicable registration statement (or, if earlier, the commencement of marketing efforts for such offering), the Company shall effect a single registration statement covering the Registrable Securities requested to be included by the Holders and such Existing Holders.

In connection with any such registration (whether or not combined), (i) all requesting holders (including the Holders and the Existing Holders) shall be treated on a pari passu basis, (ii) if such registration involves an underwritten offering and the managing underwriter advises the Company that the number of securities requested to be included exceeds the number that can be sold in such offering without adversely affecting the success thereof, the number of securities to be included shall be allocated pro rata among all such requesting holders based on the number of Registrable Securities requested to be included by each, and (iii) in no event shall the Registrable Securities of the Holders be excluded unless all other requesting holders are proportionately reduced.

The Company shall not take any action to sequence, delay, or otherwise structure any demand for registration under this Agreement or the Existing RRA in a manner that would result in the Holders receiving treatment that is not pari passu with the Existing Holders, regardless of when such demand is made.

(e) In connection with any registration in which Existing Holders are entitled to include securities pursuant to the Existing RRA, the Company shall:

(i) provide the Holders with notice of such registration at the same time and in the same manner as provided to the holders under the Existing RRA;

(ii) permit the Holders to include in such registration all Registrable Securities requested to be included by the Holders on terms and conditions no less favorable than those applicable to the Existing Holders; and

(iii) in the event of any underwritten offering, allocate any reduction in the number of securities to be included in such registration pro rata among the Holders and the Existing Holders, based on the number of securities requested to be included by each, and in no event shall the Registrable Securities be excluded unless all such holders are proportionately reduced.

For the avoidance of doubt, any minimum allocation, priority, or other preferential right applicable to the Existing Holders under the Existing RRA (including any minimum percentage allocation in an underwritten offering) shall be applied to the Holders on a combined basis with such Existing Holders.

(f) The Company shall provide the Holders with copies of all notices delivered to Existing Holders under the Existing RRA relating to any registration or proposed registration of securities of the Company.

3. Miscellaneous.

3.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of its Registrable Securities that is an Affiliate of such Holder; provided, however, that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred, (b) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement and (c) such assignee is not a Sanctioned Party. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND EACH OF THE HOLDERS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND EACH OF THE HOLDERS HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND EACH OF THE HOLDERS HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4 Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

3.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing (including electronic mail as permitted in this Agreement) and shall be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature page hereto, or in any case to such email address or address as subsequently modified by written notice given in accordance with this Section 3.5.

3.6 Amendments and Waivers.

(a) Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Holders; provided that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.

(b) No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.7 Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

3.8 Entire Agreement. This Agreement (including any exhibits and schedules hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between or among any of the parties are expressly canceled.

3.9 Costs of Enforcement. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

3.10 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or non-defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:	ONEMETA INC.

	By:	/s/ Saul Leal
	Name:	Saul Leal
	Title:	CEO

	Address:	450 South 400 East, Suite 200
Bountiful, Utah 84010
Attention:
Email:

THE HOLDER:	AVAYA LLC

	By:	/s/ David Austin
	Name:	David Austin
	Title:	SVP GM Avaya Solutions

	Address:	350 Mount Kemble Avenue Morristown, NJ 07960

[Signature Page to Registration Rights Agreement]